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            FIRST INVESTORS SINGLE PAYMENT AND PERIODIC PAYMENT PLANS
                                FOR INVESTMENT IN
                      FIRST INVESTORS FUND FOR INCOME, INC.

            FIRST INVESTORS PERIODIC PAYMENT PLANS FOR INVESTMENT IN
                      FIRST INVESTORS HIGH YIELD FUND, INC.

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 29, 1996


The following sentence replaces the second sentence of the fourth paragraph under the heading "Sponsor and Underwriter:"

"In addition, the Sponsor is responsible for the performance of certain special administrative services, specifically: causing the mailing to Planholders of prospectuses, when applicable, annual and semiannual reports of the Fund, and required dividend and tax notices; and causing an independent annual audit of the records of the Custodian and the preparation and filing of required tax returns."



                                                                 October 7, 1996
FIPPS 001